Exhibit 10.7

The Supplemental Agreement of the Exclusive Technical Service and Business Consulting Agreement II

Zhejiang Mengxiang Consulting Services Co., Ltd.

And

Liandu Foreign Languages School,

Zhejiang Lishui Mengxiang Education Development Co., Ltd.

March 29, 2019

This Supplemental Agreement of the Exclusive Technical Service and Business Consulting Agreement (hereinafter referred to this “Supplemental Agreement”) was entered into by the following Parties on March 29, 2019:

Party A：Zhejiang Mengxiang Consulting Services Co., Ltd., a wholly foreign-owned enterprise legally incorporated and existing under the laws of PRC; Unified Social Credit Code: 91331100MA2E0B7832; Address: Building 20, No. 99, Xianglong Street, Shuige Industrial Zone (Lijing Ethnic Industrial Zone), Liandu District, Lishui City, Zhejiang Province (hereinafter referred to as “WFOE”).

Party B: Zhejiang Lishui Mengxiang Education Development Co., Ltd. (hereinafter referred to as “Lishui Mengxiang”), Liandu Foreign Languages School.

In this Supplemental Agreement, WFOE, Zhejiang Lishui Mengxiang Education Development Co., Ltd., Liandu Foreign Languages School are collectively referred to as the “Parties”, or individually referred to as a “Party”.

The Exclusive Technical Service and Business Consulting Agreement executed by the Parties on October 13, 2018 and the Supplemental Agreement of the Exclusive Technical Service and Business Consulting Agreement executed by the Parties on November 29, 2018 are collectively referred as the “Original Agreements”.

According to the specific discussion on the charging of service fees, the Parties reached this Supplement Agreement through consultation as follows:

I. Article V of the Exclusive Technical Service and Business Consulting Agreement is amended as follows:

1. Party A provides exclusive technical services and business and consulting services to Party B. Party A shall calculate the service fees receivable from Party B based on its own and Party B’s financial status, confirm the consideration for Party A’s provision of technical services and business and consulting services (Collectively referred to as the “Service Fees”) and charge from Party B. Party B shall pay the Service Fees to Party A according to the agreement between the two parties.

2. For the Service Fees that Liandu Foreign Languages School shall pay to Party A, the Service Fees shall be calculated and confirmed according to the following floating standards: after deducting the necessary costs and expenses required for the business operation of schools in accordance with the provisions of the PRC laws (the primary calculation results related to necessary costs and expenses shall be put forward by Party B and shall be finally confirmed and determined by Party A), and the tax, the make-up for previous year’s loss (if required by applicable law), allocation of statutory school development fund (if required by applicable law) and other expenses that must be withdrawn according to PRC regulations, the Service Fees shall be withdrawn from the balance of the School and paid for the services provided hereunder to Party A, but Party A has the right to adjust the amount of Service Fees according to the specific conditions of the service provided to Schools, the operating status of schools and the development needs of schools which, however, shall not exceed the previously agreed limits.

3. For the Service Fees that Lishui Mengxiang shall pay to Party A, the Service Fees shall be calculated and confirmed according to the following floating standards: after deducting the necessary costs and expenses required for the business operation of the company in accordance with the provisions of the PRC laws (the primary calculation results related to necessary costs and expenses shall be put forward by Party B and shall be finally confirmed and determined by Party A), and the tax, the make-up for previous year’s loss (if required by applicable law), the statutory reserve fund (if required by applicable law), etc., the Service Fees shall be withdrawn from the profits of the company and paid for the services provided hereunder to Party A, but Party A has the right to adjust the amount of Service Fees according to the specific conditions of the service provided to the company, the operating status of the company, and the development needs of the company, which, however, shall not exceed the previously agreed limits.

4. In order to meet Party B’s operating debt payment requirements, Party A agrees that Party B will use the funds after paying the operating debts to pay the service fees, and the shortfall part may be suspended. Such suspension of payments shall not be deemed as Party B’s default and shall not be subject to overdue interest. At the same time, in order to meet the normal development of Party B’s daily business activities, Party B may, with the consent of Party A, pay the Service Fees only by cash exceeding the basic cash demand, and the shortfall part may be suspended within the limit agreed by Party A. Such suspension of payments shall not be deemed as Party B’s default and shall not be subject to overdue interest.

5. Party A may provide Party B with a written statement of the corresponding service fees based on the service provision under this Agreement. Party B shall pay such service fees to Party A’s designated account within ten (10) days after receiving the written statement. Party B shall record the confirmation of the service fees through the resolution of the board of directors.

6. Although the total amount of Service Fees is calculated, confirmed and paid in the above-mentioned method, Party B shall, upon written notice of Party A, prepay the Service Fees to Party A within ten (10) business days after Party A’s notice. The amount of prepaid Service Fees shall be considered and deducted accordingly when both Party A and Party B calculate, confirm and make payment.

7. In addition to the Service Fees, Party B shall bear and compensate Party A for all reasonable expenses, advance payments and out-of-pocket expenses (hereinafter referred to as the “Expenses”) of any form paid or incurred by Party A in the performing or providing services.

8. Party B shall pay Service Fees and reimbursable expenses to Party A in accordance with this Agreement and supplementary documents executed from time to time. Party A shall issue the invoice of relevant Service Fees and all expenses incurred in relevant period to Party B on time. Party B shall pay the amount indicated on the invoice within seven (7) days after the receipt of the invoice. All bank charges incurred in connection with the payment shall be borne by Party B. All payments shall be made by remittance or otherwise recognized by the Parties into the bank account designated by Party A. The Parties agree that Party A may change such payment instructions from time to time by notifying to Party B.

9. Party B shall pay interest on any overdue payments for the Service Fees and Expenses specified in this Agreement. The interest rate shall be the RMB short-term loan interest rate announced by the People’s Bank of China on the date of actual payment.

10. Each Party shall bear the taxes and fees that legally shall be paid for the signing and performance of this Agreement. If requested by Party A, Party B shall endeavor to assist Party A in obtaining the treatment of income tax exemption for all or part of the Service Fees under this Agreement.

II. This supplemental agreement is signed with retrospective effect on October 13, 2018; It shall be part of the Original Agreements. In case of any inconsistency between the Original Agreements and this Supplemental Agreement, this Supplemental Agreement shall prevail.

III. The governing law and dispute resolution clauses of this Supplemental Agreement are the same as the Original Agreements.

IV. This Supplemental Agreement is drafted in Chinese language in four counterparts, each of which shall be held each Party to this Agreement and has the same legal effect.

(Signature Page Follows)

(This page is the signature page of the Supplemental Agreement of the Exclusive Technical Service and Business Consulting Agreement II, and is left blank intentionally.)

Liandu Foreign Languages School (seal)

Signature of legal representative/authorized representative:

/s/

Zhejiang Lishui Mengxiang Education Development Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/

Zhejiang Mengxiang Consulting Service Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/

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